UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 4, 2023 (December 31, 2022)

SRAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37916	45-2925231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2629 Townsgate Road #215, Westlake Village, CA	91361
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(323) 694-9800

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common stock	SRAX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On January 3, 2022, SRAX, Inc. (the “Company”) filed its quarterly report for the quarter ended March 31, 2022, and disclosed certain financial and operational results for the quarter ended March 31, 2022 via press release. The press release is attached as Exhibit 99.01 and is incorporated herein by reference.

The information furnished under Items 2.02, including the accompanying Exhibit 99.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed to be incorporated by reference in any subsequent filing by the Company under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as specifically stated in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 31, 2022, the Company held its 2022 Annual Meeting (“Annual Meeting”) at 11:00 a.m. Pacific Time. The meeting was held virtually. Only stockholders of record as of the close of business on December 6, 2022 (“Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, 26,315,178 shares of the Company’s Class A common stock were issued, outstanding and entitled to vote, of which 21,167,290 shares were represented in person or by proxy, and which constituted a quorum. The final results of the stockholder vote on each proposal brought before the meeting were as follows:

(a) Proposal 1. The following individuals were elected to serve as directors for a one-year term expiring at the 2023 Annual Meeting, or until their successor is qualified and appointed, based upon the following votes:

Nominee	Votes For	Votes Withheld
Christopher Miglino	10,662,100	422,561
Marc Savas	9,053,381	2,031,280
Robert Jordan	8,972,696	2,111,965
Colleen DiClaudio	8,972,976	2,111,685
Christopher Lahiji	10,662,310	422,351
Brock Pierce	9,666,160	1,418,501

(b) Proposal 2. The ratification of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified based upon the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
21,110,975	35,853	20,462	—

(c) Proposal 3. The approval of the amended and restated 2016 Equity Compensation Plan and conditional grants made thereunder was approved based upon the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
8,522,754	2,529,635	32,272	10,082,629

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
99.01	Press Release dated January 3, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 4, 2023	SRAX, Inc.

/s/ Christopher Miglino
		By:	Christopher Miglino
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
99.01	Press Release dated January 3, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document